SCHOLASTIC CORPORATION
                                  555 BROADWAY
                            NEW YORK, NEW YORK 10012
                                 --------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 16, 1997
                                 --------------

      The Annual Meeting of Stockholders (the "Meeting") of Scholastic Corporation, a Delaware corporation ("Scholastic"), will be held at 555 Broadway, New York, New York, on Tuesday, September 16, 1997 at 9:00 A.M., local time.

      At the Meeting, the stockholders will consider and act upon the following proposals:

      To be voted upon by holders of Class A Stock

              1. Fixing  fifteen as the number of  persons  to  constitute  the
                 Board of Directors until the next Annual Meeting of Stockholders.

              2. The election of twelve directors to hold office until the next
                 Annual Meeting of Stockholders.

              3. The adoption of the 1997 Outside Directors' Stock Option Plan.

              4. The election of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1998.

              5. Such other matters as may properly come before the Meeting.

      To be voted upon by holders of Common Stock

              1. The election of three directors to hold office until the next
                 Annual Meeting of Stockholders.

              2. Such other  matters as may properly come before the Meeting and as may properly be voted upon by the holders of Common Stock.

      The Board of Directors has fixed the close of business on August 6, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof.

      WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.


                                      By order of the Board of Directors,




                                      CHARLES B. DEULL
                                      SENIOR VICE PRESIDENT AND SECRETARY


August 26, 1997

                             SCHOLASTIC CORPORATION
                                  555 BROADWAY
                            NEW YORK, NEW YORK 10012

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 16, 1997

GENERAL INFORMATION
      This Proxy Statement is furnished to holders of shares of Common Stock, par value $.01 per share ("Common Stock"), and holders of shares of Class A Stock, par value $.01 per share ("Class A Stock"), of Scholastic Corporation, a Delaware corporation ("Scholastic" or the "Company"), in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting"). This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about August 26, 1997.

      The Common Stock of Scholastic is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Scholastic is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Securities and Exchange Commission ("SEC").

VOTING RIGHTS
      Stockholders of record as of the close of business on August 6, 1997 are entitled to notice of the Meeting and to vote at the Meeting as hereinafter set forth. Any proxy given by a stockholder may be revoked at any time prior to its exercise by giving written notice of the revocation to the Secretary of Scholastic, by executing and delivering a proxy with a later date or by voting in person at the Meeting. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted at the Meeting and, where a choice is specified, the proxy will be voted in accordance with such specification. Directors will be elected by a plurality of the votes cast by the holders of the Class of Stock entitled to elect such directors. The affirmative vote of a majority of the votes cast by the holders of the Class A Stock is required for each of the other proposals to be considered at the Meeting, except for the proposal to adopt the 1997 Outside Directors' Stock Option Plan, which will require the favorable vote of a majority of the shares of Class A Stock represented at the Meeting. With respect to the election of directors and the other proposals, abstentions will not be considered as votes cast and will have no effect. Because none of the shares of Class A Stock are held by brokers, the effect of broker non-votes is not applicable.

      The Amended and Restated Certificate of Incorporation of Scholastic (the "Certificate") provides that the holders of shares of Class A Stock, voting as a class, have the right (i) to fix the size of the Board of Directors so long as it does not consist of less than three nor more than 15 directors, (ii) to elect all the directors, subject to the right of the holders of shares of Common Stock, voting as a class, to elect such minimum number of the members of the Board of Directors as shall equal at least one-fifth of the members of the Board of Directors, and (iii) to exercise, exclusive of the holders of shares of Common Stock, all other voting rights of stockholders of Scholastic. The Certificate also provides that, except as otherwise provided by statute, the voting rights of the holders of shares of Common Stock are limited to the right, voting as a class, to elect such minimum number of the members of the Board of Directors as shall equal at least one-fifth of the members of the Board of Directors. Holders of outstanding Class A Stock and Common Stock are entitled to one vote per share, exercisable in person or by proxy at all meetings of stockholders. No holders of either class of stock have cumulative voting rights.

      On August 6, 1997, the record date for the Meeting, Scholastic had outstanding 828,100 shares of Class A Stock and 15,370,032 shares of Common Stock.

PRINCIPAL SECURITY HOLDERS
      Under the rules and regulations of the SEC, a person who directly or indirectly has, or shares, voting power or investment power with respect to a security is considered a beneficial owner of such security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. The following are the only persons known to Scholastic to have owned beneficially more than 5% of its outstanding Class A Stock or Common Stock on August 6, 1997.

                                                                 CLASS A STOCK               COMMON STOCK
                                                             ----------------------  ---------------------------
                                                             AMOUNT AND                AMOUNT AND
                                                              NATURE OF                 NATURE OF        PERCENT
                   NAME AND ADDRESS OF                       BENEFICIAL     PERCENT    BENEFICIAL          OF
                    BENEFICIAL OWNER                        OWNERSHIP(1)   OF CLASS  OWNERSHIP (1)(2)    CLASS(2)
                   -------------------                      ------------   --------  ----------------    --------
Richard Robinson........................................     445,452(3)     53.8%        723,803(4)       4.7%
  c/o Scholastic Corporation
  555 Broadway
  New York, NY 10012

Trust under the Will of Maurice R. Robinson(5)..........     324,310        39.2         841,546          5.5
  c/o Scholastic Corporation
  555 Broadway
  New York, NY 10012

Trust under the Will of Florence L. Robinson(6).........      58,338         7.0         175,000          1.1
  c/o Scholastic Corporation
  555 Broadway
  New York, NY 10012


----------------
(1) Except in the case of the Trust under the Will of Maurice R. Robinson (the "Maurice R. Robinson Trust") (see Note (5) below) and the Trust under the Will of Florence L. Robinson (the "Florence L. Robinson Trust") (see Note
    (6) below), each person named has sole voting and investment power with respect to the shares shown opposite his or her name.

(2) The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis. The additional shares of Common Stock issuable upon conversion of Class A Stock are not included in the table as beneficially owned. If Richard Robinson, the trustees of the Maurice R. Robinson Trust or the trustees of the Florence L. Robinson Trust, respectively, would elect to convert all of the shares of Class A Stock owned beneficially by such holder into shares of Common Stock, the percentage of the outstanding shares of Common Stock owned beneficially by such holders then would increase to 7.4%, 7.4% and 1.5%, respectively.

(3) Excludes 324,310 shares of Class A Stock owned by the Maurice R. Robinson Trust, as to which Mr. Robinson disclaims beneficial ownership, and 58,338 shares of Class A Stock owned by the Florence L. Robinson Trust, as to which Mr. Robinson disclaims beneficial ownership.

(4) Includes 3,797 shares of Common Stock for which Mr. Robinson is custodian under a separate custodial account for one of his sons and 1,881 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 1997 under the Scholastic 401(k) Savings and Retirement Plan (the "401(k) Plan"). Does not include 134,283 shares of Common Stock beneficially owned by Helen V. Benham, an employee and director of Scholastic and the wife of Richard Robinson, as to which Mr. Robinson disclaims beneficial ownership, or 841,546 shares of Common Stock owned by the Maurice R. Robinson Trust, 175,000 shares of Common Stock owned by the Florence L. Robinson Trust and 74,547 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund, as to which Mr. Robinson also disclaims beneficial ownership.

(5) Richard Robinson, Chairman of the Board, President and Chief Executive Officer of Scholastic, Barbara Robinson Buckland, Mary Sue Robinson Morrill and William W. Robinson, all of whom are siblings of Richard Robinson, are trustees of the Maurice R. Robinson Trust, with shared voting and investment power with respect to the shares owned by the Maurice R. Robinson Trust. Under the terms of the Maurice R. Robinson Trust, the vote of

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

    a majority of the trustees is required to vote or direct the disposition of the shares held by the Maurice R. Robinson Trust. Barbara Robinson Buckland, Mary Sue Robinson Morrill and William W. Robinson directly own 235,589, 234,304 and 195,599 shares of Common Stock, respectively. For information with respect to Richard Robinson, see Note (4) above.

(6) Richard Robinson and Mary Sue Robinson Morrill are the co-trustees of the Florence L. Robinson Trust, with shared voting and investment power with respect to the shares owned by the Florence L. Robinson Trust. Any acts by the Florence L. Robinson Trust require the approval of each Trustee.

      Pursuant to an agreement dated July 23, 1990 between the Maurice R. Robinson Trust and Richard Robinson, the Maurice R. Robinson Trust has agreed that if it receives an offer from any person to purchase any or all of the shares of Class A Stock owned by the Maurice R. Robinson Trust and it desires to accept such offer, Richard Robinson shall have the right of first refusal to purchase all, but not less than all, of the shares of Class A Stock that such person has offered to purchase for the same price and on the same terms and conditions offered by such person. In the event Richard Robinson does not elect to exercise such option, the Maurice R. Robinson Trust shall be free to sell such shares of Class A Stock in accordance with the offer it has received. In addition, if Richard Robinson receives an offer from any person to purchase any or all of his shares of Class A Stock and the result of that sale would be to transfer to any person other than Richard Robinson or his heirs voting power sufficient to enable such other person to elect the majority of the Board of Directors, either alone or in concert with any person other than Richard Robinson, his heirs or the Maurice R. Robinson Trust (a "Control Offer"), and Mr. Robinson desires to accept the Control Offer, the Maurice R. Robinson Trust shall have the option to sell any or all of its shares of Class A Stock to the person making the Control Offer at the price and on the terms and conditions set forth in the Control Offer. If the Maurice R. Robinson Trust does not exercise its option, Mr. Robinson shall be free to accept the Control Offer and to sell the shares of Class A Stock in accordance with the terms of the Control Offer. If the Maurice R. Robinson Trust exercises its option, Mr. Robinson cannot accept the Control Offer unless the person making the Control Offer purchases the shares of Class A Stock that the Maurice R. Robinson Trust has elected to sell.

SHARE OWNERSHIP OF DIRECTORS AND OFFICERS
      On August 6, 1997, each director and nominee for director of Scholastic, the five most highly compensated employees of Scholastic and all directors and officers of Scholastic as a group owned beneficially shares of Class A Stock and Common Stock as follows:

                                                                 CLASS A STOCK              COMMON STOCK
                                                          ------------------------  ---------------------------
                                                            AMOUNT AND                 AMOUNT AND
                                                             NATURE OF                  NATURE OF
                     NAME AND ADDRESS OF                    BENEFICIAL     PERCENT     BENEFICIAL     PERCENT OF
                      BENEFICIAL OWNER                     OWNERSHIP (1)  OF CLASS  OWNERSHIP (1) (2)  CLASS (2)
                     -------------------                   -------------  --------  ----------------  ----------
DIRECTORS
---------
Richard Robinson........................................     445,452(3)     53.8%       723,803(4)        4.7%
Rebeca M. Barrera.......................................         --           --          3,287(5)          *
Helen V. Benham.........................................         --           --        134,283(6)          *
Frederic J. Bischoff....................................         --           --         61,890(7)          *
John Brademas...........................................         --           --          3,502(5)          *
John C. Burton..........................................         --           --          3,502(5)          *
Alonzo A. Crim..........................................         --           --          3,502(5)          *
Ramon C. Cortines.......................................         --           --          3,287(5)          *
Charles T. Harris III...................................         --           --          3,153(5)          *
Andrew S. Hedden........................................         --           --            --             --
Mae C. Jemison. . . ....................................         --           --          3,502(5)          *
Richard A. Krinsley.....................................         --           --          4,143             *
John G. McDonald........................................         --           --          3,502(5)          *
Augustus K. Oliver......................................         --           --          1,287(8)          *
Richard M. Spaulding....................................         --           --        133,217(9)          *


                                                                  CLASS A STOCK              COMMON STOCK
                                                           ----------------------   ----------------------------
                                                            AMOUNT AND                 AMOUNT AND
                                                             NATURE OF                  NATURE OF
                     NAME AND ADDRESS OF                    BENEFICIAL     PERCENT     BENEFICIAL     PERCENT OF
                      BENEFICIAL OWNER                     OWNERSHIP(1)   OF CLASS   OWNERSHIP(1)(2)   CLASS(2)
                     -------------------                   ------------   --------   ---------------  ----------
NAMED EXECUTIVE OFFICERS
------------------------
Barbara Marcus..........................................         --           --         91,395(10)         *
Ruth Otte...............................................         --           --         12,500(11)         *
Jean Feiwel.............................................         --           --         16,376(12)         *
Kevin McEnery...........................................         --           --         37,985(13)         *
All directors and officers as a group (32 persons
  including those named above)..........................     445,452(3)     53.8      1,594,495(14)      10.1%

-------------

    * Less than 1.0%

 (1) Each person named has sole voting and investment power with respect to the shares shown opposite his or her name.

 (2) The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis. The additional shares of Common Stock issuable upon conversion of Class A Stock are not included in the table as beneficially owned. See the information with respect to Richard Robinson under "Principal Security Holders" above.

 (3) Excludes 324,310 shares of Class A Stock owned by the Maurice R. Robinson Trust, as to which Mr. Robinson disclaims beneficial ownership, and 58,338 shares of Class A Stock owned by the Florence L. Robinson Trust, as to which Mr. Robinson disclaims beneficial ownership.

 (4) Includes 3,797 shares of Common Stock for which Mr. Robinson is custodian under a separate custodial account for one of his sons and 1,881 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 1997 under the 401(k) Plan. Does not include 134,283 shares of Common Stock beneficially owned by Helen V. Benham, an employee and director of Scholastic and the wife of Richard Robinson, as to which Mr. Robinson disclaims beneficial ownership, or 841,546 shares of Common Stock owned by the Maurice R. Robinson Trust, 175,000 shares of Common Stock owned by the Florence L. Robinson Trust and 74,547 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund, as to which Mr. Robinson also disclaims beneficial ownership.

 (5) Includes 3,000 shares of Common Stock as to which such director holds options under Scholastic's Outside Directors' Stock Option Plan.

 (6) Includes 3,797 shares of Common Stock for which Ms. Benham is custodian under a separate custodial account for one of her sons. Excludes 723,803 shares of Common Stock owned by Richard Robinson, as to which Ms. Benham disclaims beneficial ownership, and 74,547 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund, as to which Ms. Benham also disclaims beneficial ownership.

 (7) Does not include 4,200 shares of Common Stock owned by Mr. Bischoff's wife and 50 shares of Common Stock owned by Mr. Bischoff's daughter, as to which Mr. Bischoff disclaims beneficial ownership.

 (8)  Does not  include  900 shares  of  Common  Stock  owned  by  Mr.  Oliver's
      daughter,   as   to   which  Mr.  Oliver  disclaims  beneficial ownership.

 (9) Includes 31,738 shares of Common Stock for which Mr. Spaulding is custodian under separate custodial accounts for his children.

(10) Includes 895 shares of Common Stock with respect to which Ms. Marcus had voting rights at May 31, 1997 under the 401(k) Plan and 90,500 shares of Common Stock as to which Ms. Marcus holds options under the 1992 Stock Option Plan.

(11) Includes 12,500 shares of Common Stock as to which Ms. Otte holds options under the 1992 Stock Option Plan and the 1995 Stock Option Plan.

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)
(12) Includes 16,376 shares of Common Stock as to which Ms. Feiwel holds options under the 1992 Stock Option Plan.

(13) Includes 485 shares of Common Stock with respect to which Mr. McEnery had voting rights at May 31, 1997 under the 401(k) Plan and 37,500 shares of Common Stock as to which Mr. McEnery holds options under the 1992 Stock Option Plan.

(14) Includes an aggregate of 472,401 shares of Common Stock issuable on exercise of stock options and 6,104 shares of Common Stock as to which directors and officers as a group had voting rights at May 31, 1997 under the 401(k) Plan. If Richard Robinson elected to convert all of his Class A Stock into shares of Common Stock, the percentage of outstanding shares of Common Stock beneficially owned by all directors and officers as a group would be 12.5%.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
      Section 16(a) of the Exchange Act requires directors, executive officers and persons who are the beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such Common Stock with the SEC and The NASDAQ Stock Marketsm and furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, with the exception of reports on Form 4 filed after the due date with respect to a single transaction each on behalf of Ernest Fleishman, Raymond Marchuk, Kevin McEnery, John Brademas and Richard A. Krinsley, officers or directors of the Company. These transactions were included on Form 5 reports, which were timely filed.


                              ELECTION OF DIRECTORS

      The proxies for the Class A Stock, unless otherwise directed, will be voted for the number of directors constituting the Board of Directors to be fixed at fifteen until the next Annual Meeting of Stockholders. The favorable vote of a majority of the votes cast by the holders of Class A Stock represented at the Meeting is necessary for this purpose. The proxies for the Class A Stock and the proxies for the Common Stock, unless otherwise directed, will be voted, respectively, for the twelve and three nominees listed below to serve as directors until the 1998 Annual Meeting of Stockholders. The Board of Directors expects that each of the nominees will be available for election; however, if any of them should be unable to serve for any reason, such proxies will be voted for the election of the other nominees named and may be voted for substituted nominees in the discretion of the persons named as proxies. Information as to the nominees being presented at the Meeting is as follows:

NOMINEES FOR ELECTION BY HOLDERS OF CLASS A STOCK

                                                                                                         DIRECTOR
                                              PRINCIPAL OCCUPATION OR EMPLOYMENT                    AGE   SINCE*
                                              ----------------------------------                    ---  --------
Richard Robinson.......................   Chairman of the Board, President and                      60     1971
                                              Chief Executive Officer of Scholastic

Rebeca M. Barrera......................   President, National Latino Children's Institute,          50     1995
                                             Austin, TX
Helen V. Benham........................   Corporate Vice President, Early Childhood                 47     1992
                                             Advisor of Scholastic

Frederic J. Bischoff...................   Retired Executive Vice President and Chief Financial      58     1995
                                             Officer of Scholastic

John Brademas..........................   President Emeritus, New York University,                  70     1982
                                             New York, NY

John C. Burton.........................   Professor of Accounting and Finance, Graduate             64     1978
                                             School of Business, Columbia University,
                                             New York, NY

Charles T. Harris III..................   Limited Partner, Goldman, Sachs & Co., New York, NY       45     1996

Andrew S. Hedden.......................   Partner, Coudert Brothers, New York, NY                   56     1991



                                                                                                         DIRECTOR
                                              PRINCIPAL OCCUPATION OR EMPLOYMENT                    AGE   SINCE*
                                              ----------------------------------                    ---  --------
Mae C. Jemison.........................   President, The Jemison Group, Inc.,                       40     1993
                                             Houston, TX
Richard A. Krinsley....................   Retired Executive Vice President of Scholastic            67     1991

Augustus K. Oliver.....................   Private Investor, Gollust & Oliver,                       47     1995
                                             New York, NY

Richard M. Spaulding...................   Executive Vice President of Scholastic                    60     1974

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK
                                                                                                         DIRECTOR
                                              PRINCIPAL OCCUPATION OR EMPLOYMENT                    AGE   SINCE*
                                              ----------------------------------                    ---  --------

Ramon C. Cortines......................   Consultant Professor, Stanford University,                65     1995
                                             Stanford, CA

Alonzo A. Crim.........................   Professor, Georgia State University, Atlanta, GA          68     1987

John G. McDonald.......................   Professor of Finance, Graduate School of                  60     1985
                                          Business, Stanford University, Stanford, CA

-------------
* The dates set forth above indicate the date such director was first elected as a director of the Company or Scholastic Inc., the Company's principal operating subsidiary.

      HELEN V. BENHAM is the wife of Richard Robinson. There are no other family relationships among any of the directors or executive officers of the Company or its subsidiaries. Each of the directors and executive officers of the Company is a citizen of the United States.

     RICHARD ROBINSON has held his position with the Company and Scholastic Inc. for more than five years.

      REBECA M. BARRERA has been the President of the National Latino Children's Institute since 1997 and previously she was the Executive Director of Corporate Fund for Children, a non-profit organization dedicated to the strengthening of child and family programs through community resources, since 1990. Prior to heading the Corporate Fund for Children, Ms. Barrera was president of Ninos Group, Inc., a private corporation specializing in child care programs, from 1981 to 1992.

      HELEN V. BENHAM joined Scholastic in 1974, working first in the Book Club Art Department, then in the Text Division and later as Editorial Director in the Classroom Magazine Division. In 1990, she was named Vice President and Publisher of the Early Childhood Division and in 1996 was named Corporate Vice President, Early Childhood Advisor.

      FREDERIC J. BISCHOFF became Executive Vice President and Chief Financial Officer of Scholastic Inc. in July 1983 and served in that capacity until his retirement in July 1995, when he became a consultant to the Company.

      JOHN BRADEMAS was President of New York University from July 1981 to November 1991, when he became President Emeritus. For 22 years (1959-1981), Dr. Brademas served as a United States Representative in Congress, the last four as House Majority Whip. He currently serves on the boards of Loews Corporation, NYNEX, Texaco Inc., The Aspen Institute and the Alexander S. Onassis Public Benefit Foundation. He is chairman of the National Endowment for Democracy and is chairman of the Executive Committee of the Center for National Policy.

      JOHN C. BURTON was Chief Accountant of the Securities and Exchange Commission from 1972 to 1976 and Deputy Mayor for Finance of the City of New York from 1976 to 1977. From January 1978 to the present, he has been Professor of Accounting and Finance, Graduate School of Business, Columbia University, and from July 1, 1982 to 1988 he was Dean of the Graduate School of Business. Dr. Burton was a director of Commerce Clearing House, Inc. from 1978 to 1996 and of Manville Corporation from 1990 to 1996, and is currently a director of CPAC, Inc. and Salomon Swapco, Inc. From 1991 to 1994, he was also a member of the Board of Governors of the National Association of Security Dealers, Inc., which operates the NASDAQ Stock Market, and he serves on the Consultants Panel to the Comptroller General of the United States. Dr. Burton was also a director of Scholastic Inc. from December 1968 to June 1972.

      RAMON C. CORTINES is an independent consultant in public education and Consultant Professor, Stanford University. He was Chancellor, Board of Education of the City of New York from September 1993 until October 1995. He was Assistant Secretary for Intergovernmental Affairs in the United States Department of Education prior to his acceptance of the Chancellorship. Before joining the Clinton Administration, Mr. Cortines was Associate Director of the Pew Charitable Trusts' Forum on School Reform at Stanford University. He was Superintendent of the San Francisco Unified School District from 1986 to 1992.

      ALONZO A. CRIM was Superintendent of the Atlanta, Georgia Board of Education from 1973 until 1988. He has been a professor at Georgia State University since 1988 and at Spelman College since 1991.

      ANDREW S. HEDDEN has been a partner of the law firm of Coudert Brothers since 1975.

      CHARLES T. HARRIS III has been a limited partner with the investment firm of Goldman Sachs & Co. since 1996. He was a general partner of Goldman Sachs & Co. from 1988 until 1996. He is a member of the Trustee Council of Phillips Exeter Academy, a trustee of the New Canaan Country Day School and a director and Chairman of the Alliance for Young Artists & Writers, Inc.

      DR. MAE C. JEMISON has been President of The Jemison Group, Inc. since March 1993. Prior to developing The Jemison Group, Inc., Dr. Jemison was an astronaut with the National Aeronautics and Space Administration (NASA) from 1987 to 1993 and was a member of the Space Shuttle Endeavor Flight in September 1992.

      RICHARD A. KRINSLEY was Executive Vice President, Children's Book Publishing of the Company from April 1983 until his retirement in September 1991, when he became a Director. He was formerly an Executive Vice President with Random House, Inc. Mr. Krinsley has been a director of Executive Telecard Ltd. since 1995.

      JOHN G. MCDONALD joined the faculty of Stanford University Graduate School of Business, where he is the IBJ Professor of Finance, in 1968. Professor McDonald serves on the board of directors of a number of investment companies:
Investment Co. of America, the New Perspective Fund, the Income Fund of America, American Balanced Fund, the Growth Fund of America, Inc., EuroPacific Growth Fund, and the Emerging Markets Growth Fund. He also serves on the Board of Directors of Varian Associates, Inc. and TriNet Corporate Realty Trust, Inc. From January 1987 until January 1990, Professor McDonald was a member (and Vice Chairman in 1989-90) of the Board of Governors of the National Association of Securities Dealers, Inc., which operates The NASDAQ Stock Market.

      AUGUSTUS K. OLIVER has been a private investor with Gollust & Oliver since 1995. From 1984 to 1995, he was a partner at the investment banking and management firm of Gollust, Tierney and Oliver, and from 1975 through April 1984, he practiced law with the firm of Skadden, Arps, Slate, Meagher and Flom, becoming a partner in 1983. Mr. Oliver is the grandson of a former Chairman of the Board of Directors of Scholastic Inc.

      RICHARD SPAULDING has held his position with the Company and Scholastic Inc. for more than five years.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES. ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN. WHEN NO SPECIFIC INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR THE APPROVAL OF THE NOMINEES.

BOARD AND COMMITTEE MEETINGS
      Five meetings of the Board of Directors were held during the 1997 fiscal year and all incumbent directors attended at least 75% of the aggregate of such meetings and of the meetings held by all committees of the Board of which they were a member, with the exception of Mr. Cortines. Mr. Cortines, with the knowledge and consent of the Board, did not participate in meetings during a portion of the 1997 fiscal year while he was engaged in a project undertaken for the U.S. Department of Education.

      The Company has standing Executive, Audit, Fiduciary, Human Resources and Compensation, Nominating, Proxy and Stock Option Committees of its Board of Directors.

   EXECUTIVE COMMITTEE
      Richard Robinson (Chairperson), Frederic J. Bischoff, John C. Burton, Charles T. Harris, Andrew S. Hedden, Richard A. Krinsley, Augustus K. Oliver and Richard M. Spaulding are the members of the Executive Committee, which held two meetings during the fiscal year ended May 31, 1997. In the intervals between meetings of the Board of Directors, the Executive Committee is authorized to exercise, with certain exceptions, all of the powers of the

Board in the management of the business and affairs of Scholastic. All action taken by the Executive Committee is submitted for ratification by the Board of Directors.

   AUDIT COMMITTEE
      John C. Burton (Chairperson), Frederic J. Bischoff, Andrew S. Hedden and Augustus K. Oliver are the members of the Audit Committee, which held three meetings during the fiscal year ended May 31, 1997. The functions performed by the Audit Committee include reviewing with the independent auditors their audit plan and the results of their audit (including their recommendations regarding internal controls), recommending to the Board of Directors the independent auditors who are to be submitted to the holders of Class A Stock for election, reviewing Scholastic's financial accounting policies and decisions and reporting thereon to the Board prior to the issuance of annual financial statements and exercising general oversight over Scholastic's system of internal accounting controls. In addition, members of the Audit Committee review any non-audit services to be performed by the independent auditors and consider the possible effects of such services on the auditors' independence.

   FIDUCIARY COMMITTEE
      Richard M. Spaulding (Chairperson), John C. Burton, Andrew S. Hedden, John
G. McDonald, Augustus K. Oliver and Richard Robinson (ex-officio) are the members of the Fiduciary Committee. The Fiduciary Committee, which held two meetings during the fiscal year ended May 31, 1997, is responsible for recommending to the Board policies relating to the Retirement Income Plan for Employees of Scholastic Inc. and the 401(k) Plan and making recommendations concerning the powers which the Board has reserved to itself under the Plans.

   HUMAN RESOURCES AND COMPENSATION COMMITTEE
      John G. McDonald (Chairperson), Ramon C. Cortines, Alonzo A. Crim, Charles
T. Harris, Andrew S. Hedden and Mae C. Jemison are the members of the Human Resources and Compensation Committee, which held two meetings during the fiscal year ended May 31, 1997. The Human Resources and Compensation Committee has the responsibility for setting the compensation of the Chief Executive Officer and reviewing the recommendations of the Chief Executive Officer for compensation of corporate officers prior to approval by the Board. The names of all staff members other than corporate officers whose salaries are $100,000 or more per annum are also made available to the Human Resources and Compensation Committee, together with such other data on employee compensation as is appropriate to enable the Human Resources and Compensation Committee to evaluate Scholastic's overall compensation plans and practices as a separate company and competitively within the industry. This Committee also reviews the Company's Human Resource and Diversity Programs.

   NOMINATING COMMITTEE
      Alonzo A. Crim (Chairperson), Rebeca M. Barrera, John Brademas, John C. Burton, Ramon C. Cortines and Mae C. Jemison are the members of the Nominating Committee, which held one meeting during the fiscal year ended May 31, 1997. The functions of the Nominating Committee are to identify and recommend to the Board of Directors, through the Proxy Committee, candidates for election as directors, to recommend to the Board of Directors, through the Proxy Committee, any changes it believes desirable in the size and composition of the Board, to recommend to the Board of Directors the committee structure which the Board should adopt and the members of the Board who should be appointed to each committee and to recommend to the Board fees to be paid to directors for service on the Board and on Board committees. The Nominating Committee would be pleased to receive suggestions from stockholders about persons it should consider recommending as possible members of the Board of Directors. Any such suggestion should be sent to Nominating Committee of the Board of Directors, Scholastic Corporation, 555 Broadway, New York, New York 10012.

   PROXY COMMITTEE
      Richard Robinson (Chairperson), Andrew S. Hedden and Richard A. Krinsley are the members of the Proxy Committee, which held one meeting during the fiscal year ended May 31, 1997. The Proxy Committee considers the recommendations of the aforementioned Nominating Committee and makes recommendations to the Board as to the number and names of directors to submit as nominees to the stockholders for election. The Proxy Committee also acts for management on any matters to be proposed at the Annual Meeting of Stockholders.

   STOCK OPTION COMMITTEE
      John G. McDonald (Chairperson), Charles T. Harris and Andrew Hedden are the members of the Stock Option Committee, which held two meetings during the fiscal year ended May 31, 1997. The Stock Option Committee administers the 1992 Stock Option Plan and the 1995 Stock Option Plan.

COMPENSATION OF DIRECTORS
      For the fiscal year ended May 31, 1997, each director of Scholastic who was not an employee of Scholastic or any of its subsidiaries was paid an annual sum of $25,000 as a retainer for his or her services as a director in addition to an award of stock of the Company valued at the date of grant at $10,000. Each non-employee director who is the chairperson of a committee also receives a $1,500 annual chairman fee. Scholastic reimburses its directors for travel, lodging and related expenses they may incur in attending Board and Committee meetings.

      On May 19, 1992, the Board of Directors adopted the Outside Directors' Stock Option Plan (the "Outside Directors' Plan"), which was subsequently approved by the holders of Class A Stock on June 15, 1992. The purpose of the Outside Directors' Plan was to assist Scholastic in attracting and retaining experienced and knowledgeable non-employee directors of Scholastic ("Outside
Directors") by enabling them to participate in the success and growth of Scholastic through one-time grants of non-qualified stock options. Under the Outside Directors' Plan, each Outside Director in office on May 19, 1992 who did not as of February 24, 1992 beneficially own any shares of Common Stock was automatically granted a non-qualified stock option to purchase 3,000 shares of Common Stock at a price equal to the fair market value of a share of Common Stock on May 19, 1992, and each subsequently elected Outside Director who did not at the date of election beneficially own any shares of Common Stock was automatically granted a non-qualified stock option to purchase 3,000 shares of Common Stock at a price equal to the fair market value of a share of Common Stock on the date such Outside Director was first elected to office. The Outside Directors' Plan has a term of 10 years, and 30,000 shares of Common Stock were reserved for issuance under this plan. Andrew Hedden declined to participate in the Outside Directors' Plan. As of May 31, 1997, there were no stock options available for issuance under the Outside Directors' Plan.

      In December 1993, the Board of Directors approved a Non-Employee Director Stock-For-Retainer Plan (the "Directors' Plan"). The Directors' Plan was designed to compensate all Outside Directors with Common Stock of the Company in addition to other Director compensation. The Directors' Plan provided for the award of stock equal to the value of $5,000 in the first month of each year, and 20,000 shares of Common Stock were reserved for issuance under this plan. In September 1995, the Class A Shareholders approved an amendment to the Directors' Plan to increase the value of the annual stock grants to $10,000. As of May 31, 1997, 15,952 shares of Common Stock were available for issuance under the Directors' Plan. Andrew Hedden declined to participate in the Directors' Plan.

      The Directors' Plan will be terminated, and no further grants or awards will be made thereunder or under the Outside Directors' Plan, if the 1997 Outside Directors' Stock Option Plan, included as Appendix A hereto, is approved by the holders of the Class A Stock.

      In September 1995, the Company adopted the Directors' Deferred Compensation Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan permits directors to defer 50% or 100% of their cash retainers and meeting fees. Deferred amounts accrue interest at a rate equal to the 30-year treasury bill rate and are paid in cash, upon the later of termination from Board service or age 62, unless paid earlier due to death, disability, change of control of the Company or severe financial hardship. As of May 31, 1997, four directors had chosen to have 100% of their director's compensation deferred and one director had chosen to have 50% of such compensation deferred, for a total amount deferred since adoption of the Deferred Compensation Plan of $186,923.03.

      Other than under the plans referred to above, Outside Directors are not entitled to receive any other options or awards under any other stock plan of Scholastic, including the 1992 Stock Option Plan and the 1995 Stock Option Plan.

CERTAIN TRANSACTIONS
      Under a non-qualified pension agreement with Richard A. Krinsley, the Company is obligated to provide Mr. Krinsley with pension benefits determined by reference to the projected benefit for Mr. Krinsley under the pension plan of his prior employer. As of his retirement on September 30, 1991, Mr. Krinsley had earned annual benefits under such agreement in the amount of $41,974.

      Andrew S. Hedden is a partner of the law firm of Coudert Brothers, which has provided legal services to Scholastic in the past and is expected to continue to do so in the future.

      No employee director of Scholastic receives additional compensation for his or her services as a director.

      From time to time, the Company receives investment banking services from Goldman, Sachs & Co., of which Charles T. Harris is a limited partner. During the fiscal year ended May 31, 1997, Goldman, Sachs & Co. acted as co-manager of the Company's offering of 7% Notes due 2003.


                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth information regarding the cash compensation paid or accrued by the Company and its subsidiaries for services of the Chief Executive Officer and the four other most highly compensated employees of the Company in respect of the fiscal years ended May 31, 1997, 1996 and 1995:


                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                   ------------
                                                                                      NO. OF
                                                                                    SECURITIES
                                                             ANNUAL COMPENSATION    UNDERLYING
                     NAME AND                               --------------------     OPTIONS/       ALL OTHER
                PRINCIPAL POSITION                 YEAR     SALARY       BONUS(1)     SARS(1)    COMPENSATION(2)
                ------------------                 ----     ------       --------     -------    ---------------
Richard Robinson.................................  1997    $600,000            0           0         $12,030
  Chairman of the Board, President and Chief       1996     526,938     $250,000           0           6,326
    Executive Officer                              1995     420,000      211,600           0           9,701

Barbara Marcus...................................  1997     500,000            0           0           7,927
  Executive Vice President, Children's Book        1996     350,000      190,477      25,000           2,126
    Publishing                                     1995     297,442      175,000           0           5,570

Ruth Otte........................................  1997     400,000            0      50,000           6,163
  Executive Vice President, Media                  1996     161,538       54,756           0               0
                                                   1995          --           --          --              --

Jean Feiwel......................................  1997     350,000            0           0           6,146
  Senior Vice President, Publisher and             1996     253,084      143,585      17,500           4,127
    Editor-in-Chief, Book Group                    1995     238,219      108,231           0           1,020

Kevin McEnery....................................  1997     318,000            0           0           6,542
  Executive Vice President and Chief               1996     275,000      113,695           0           4,012
    Financial Officer                              1995     217,692       63,000      50,000           1,740


------------------
(1) On July 15, 1997, each of the named executives received stock options in lieu of bonuses for fiscal 1997. Such options are not included in this table. Options to purchase 5,328, 4,441, 8,348, 2,238 and 5,009 shares were issued to Richard Robinson, Barbara Marcus, Ruth Otte, Jean Feiwel and Kevin McEnery, respectively, in lieu of fiscal 1997 bonuses.

(2) Includes matching contributions made by the Company in favor of each of the named executives in connection with their participation in the 401(k) Plan ($6,879, $6,187, $5,126 and $4,802, respectively, in fiscal
    1997 with respect to Mr. Robinson, Ms. Marcus, Ms. Feiwel and Mr. McEnery) and life insurance premiums paid by the Company ($5,151, $1,740, $1,858, $1,020 and $1,740, respectively, in fiscal 1997 with respect to Mr.Robinson, Ms. Marcus, Ms. Otte, Ms. Feiwel and Mr. McEnery) on behalf of each named executive.

      Executives of the Company are covered by an executive life insurance program. Each executive is insured in an amount equal to three times the executive's annual earnings up to a maximum coverage of $500,000. Premiums for such coverage are fully paid by the Company.

      The Company has not entered into any employment agreements with the executive officers named above.
                                       10

STOCK OPTIONS
      In 1987, the 1987 Stock Option Plan was adopted by the former Board of Directors of Scholastic, which at that time consisted of Richard Robinson and two other officers of Scholastic. Options to purchase shares of Common Stock were granted to certain officers and executives of Scholastic, most of which options were granted in exchange for options previously granted to such persons to acquire shares of common stock of Scholastic Inc. On May 19, 1992, the 1987 Stock Option Plan was amended and restated as the 1992 Stock Option Plan. The 1992 Stock Option Plan provided for the grant to key employees and consultants of Scholastic, including officers, of incentive stock options and non-qualified stock options. The purpose of the 1992 Stock Option Plan was to assist Scholastic in attracting and retaining employees of ability, training and experience by providing an opportunity for employees to acquire and maintain stock ownership in the Company. At August 6, 1997, 877,725 shares of Common Stock were covered by existing grants under the 1992 Stock Option Plan. No further grants of options may be made under the 1992 Stock Option Plan.

      On September 24, 1991, the Board of Directors of Scholastic approved the 1992 Stock Option Plan. The 1992 Stock Option Plan is administered by the Stock Option Committee, consisting of non-employee directors of Scholastic. Prior to September 24, 1991, Richard Robinson had been the sole member of the Stock Option Committee. Non-employee directors of the Company are not entitled to receive any options or awards under the 1992 Stock Option Plan.

      The exercise price for options granted prior to May 19, 1992, under the 1987 Stock Option Plan, was the greater of $3.18 or a formula value price based on a computation designed to reflect the fair value of a share of Common Stock, except that the exercise price for options issued in exchange for options previously granted to acquire shares of common stock of Scholastic Inc. was equal to the average exercise price of the options exchanged. The exercise price for options granted under the 1992 Stock Option Plan is not less than the average of the high and low selling prices of a share of Common Stock as reported by the Automated Quotation System of the National Association of Securities Dealers, Inc. as of the date of the grant.

      Incentive stock options granted under the 1992 Stock Option Plan will expire not more than ten years from the date of grant and non-qualified options will expire not more than ten years and one day from the date of grant. Options granted under the 1992 Stock Option Plan are not exercisable for a one-year period after the date of grant, except in the case of the death of the optionee during such one-year period. The exercise price of each share purchased pursuant to each option must be paid in full at the time of exercise in cash, in shares of Common Stock owned by the optionee having a fair market value on the date of exercise of an amount at least equal to the exercise price, or a combination of cash and such stock. With the consent of the Stock Option Committee, the exercise price may be paid by means of a full recourse promissory note.

      No option granted under the 1992 Stock Option Plan is transferable other than by will or the laws of descent and distribution. An option is exercisable by the optionee only if, at the time of exercise, the optionee is an employee or consultant of Scholastic (or a subsidiary or affiliate), except that, upon termination of the optionee's employment or consulting arrangement with Scholastic (or a subsidiary or affiliate), the optionee may exercise an option
(i) within twelve months thereafter in the event of termination due to disability or to retirement on or after age 55 or (ii) within three months thereafter in the event of involuntary termination at the request of Scholastic (other than for cause or by reason of disability or retirement on or after age
55), but, in each case, only to the extent of the accrued right to exercise at the date of such termination and in no event later than the expiration dates of such options. In the event of the death of an optionee while an employee or consultant of Scholastic (or a subsidiary or affiliate) or if the optionee dies within the applicable twelve-month or three-month period during which options may be exercised following a termination of employment or consulting arrangement as described above, such optionee's estate or beneficiary may exercise such optionee's option within a period not greater than the earlier of (i) twelve months from the date of the optionee's death and (ii) the expiration of the term of the option, without regard to whether the one-year restriction on exercise had expired as of the date of death. If the optionee ceased to be an employee or consultant for any other reason, his or her options terminate immediately.

      On September 21, 1995, the stockholders adopted the 1995 Stock Option Plan (the "1995 Plan") to supplement the 1992 Stock Option Plan. The Board of Directors recommended the adoption of the 1995 Plan because (i) it continued to believe that stock based incentives are important factors in attracting, retaining and rewarding officers, key employees and consultants and closely aligning their interests with those of shareholders and (ii) the 1992 Stock

Option Plan expired on July 16, 1996 and had insufficient options available for grant to meet Scholastic's needs. Under the 1995 Plan, 2,000,000 shares of Common Stock were reserved for issuance on exercise of options to be granted and, as of August 6, 1997, 1,262,044 shares of Common Stock were covered by existing grants under the 1995 Stock Option Plan and an additional 737,956 shares of Common Stock were reserved for issuance upon the exercise of options to be granted in the future.

      Participants in the 1995 Plan will be selected by the Stock Option Committee, in accordance with the terms of the 1995 Plan, from officers, key employees and consultants of Scholastic, its subsidiaries and affiliates, who are expected to make a significant contribution to Scholastic, its subsidiaries and affiliates. The Stock Option Committee has exclusive power to select the individuals who shall receive stock option awards under the 1995 Plan and to determine the amount of shares of Common Stock to be covered and the terms, including any vesting schedule, of the awards. Participants may be selected and stock options may be granted at any time during the period that awards may be made under the 1995 Plan. The number of shares of Common Stock available at any time for awards under the 1995 Plan shall be determined in a manner which reflects the number of shares of Common Stock then subject to outstanding awards and the number of shares of Common Stock previously acquired under the 1995 Plan.

      Under the 1995 Plan, the Stock Option Committee may award non-qualified stock options or incentive stock options which qualify for specified tax benefits under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-qualified stock options shall have a term of not more than ten years and one day from the grant date. Incentive stock options generally shall have a term of not more than ten years from the grant date. Stock options will be granted with an exercise price per share of Common Stock of not less than 100% of the fair market value of a share of Common Stock, determined as the average of the high and low price per share of Common Stock as reported by the Automated Quotation System of the National Association of Securities Dealers, Inc. on the date of the grant. The aggregate fair market value, determined as of the grant date, of the Common Stock for which any employee may be awarded incentive stock options which are first exercisable by such person during any calendar year under the 1995 Plan or any other stock option plan maintained by Scholastic, its subsidiaries or affiliates may not exceed $100,000. The maximum number of shares of Common Stock which may be awarded as options under the 1995 Plan during any calendar to any person is 500,000 shares. Stock options may not be exercisable for at least one year from the date of grant, except in the event of the death or disability of the recipient. A stock option granted under the 1995 Plan may be exercised by paying the exercise price in cash or Common Stock of Scholastic or any combination of cash and Common Stock having a value equal to the exercise price.

      No option granted under the 1995 Plan is transferable other than by will or the laws of descent and distribution. An option is exercisable by the optionee only if, at the time of exercise, the optionee is an employee or consultant of Scholastic, its subsidiary or affiliate, except that, upon termination of the optionee's employment or consulting arrangement, the optionee may exercise an option (i) within one year thereafter in the event of termination due to disability or death, without regard as to whether the one-year restriction on exercise has expired as of the date of disability or death, (ii) within three years thereafter in the event of termination due to retirement on or after age 55, to the extent exercisable on the date of retirement, or (iii) within three months thereafter in the event of involuntary termination at the request of Scholastic (other than for cause or by reason of disability, death or retirement on or after age 55), but only to the extent exercisable on the date of such termination. If the optionee ceases to be an employee or consultant for any other reason, his or her options terminate immediately to the extent not previously exercised. The Stock Option Committee may accelerate the exercisability of an option in its discretion.

      The Board of Directors may amend or terminate the 1995 Plan at any time, provided that, in general, it may not, without shareholder approval, increase the number of shares of Common Stock which may be acquired under the 1995 Plan, extend the term during which stock options may be granted under the 1995 Plan or reduce the exercise price of an option below the fair market value of the Common Stock on the date on which the option is granted. The 1995 Plan shall terminate as of, and no award may be made after, September 21, 2005, unless extended by shareholder vote.

      The following table shows the options granted under the 1992 Stock Option Plan and 1995 Stock Option Plan during the last fiscal year to the five most highly compensated executive officers together with the number and grant date present value at May 31, 1997:

                                                                                    POTENTIAL        POTENTIAL
                                                                                REALIZABLE VALUE REALIZABLE VALUE
                                                                                   AT ASSUMED       AT ASSUMED
                                    NO. OF                  EXERCISE              ANNUAL RATES OF  ANNUAL RATES OF
                                  SECURITIES   % OF TOTAL      OR                   STOCK PRICE      STOCK PRICE
                                  UNDERLYING     OPTIONS      BASE               APPRECIATION FOR APPRECIATION FOR
                                    OPTIONS    GRANTED IN     PRICE   EXPIRATION    OPTION TERM      OPTION TERM
NAME                               GRANTED(1) FISCAL YEAR   ($/SHARE)    DATE           5%               10%
-----                              ---------  -----------   ---------  ---------  --------------   --------------
Richard Robinson..............          0          0             0           0               0               0
Barbara Marcus................          0          0             0           0               0               0
Ruth Otte.....................     50,000       23.2%       $68.81     7/16/07      $2,112,402      $8,923,771
Jean Feiwel...................          0          0             0           0               0               0
Kevin McEnery.................          0          0             0           0               0               0


------------------
(1) On July 15, 1997, each of the named executives received stock options in lieu of bonuses for fiscal 1997. Such options are not included in this table. Options to purchase 5,328, 4,441, 8,348, 2,238 and 5,009 shares were issued to Richard Robinson, Barbara Marcus, Ruth Otte, Jean Feiwel and Kevin McEnery, respectively, in lieu of fiscal 1997 bonuses.


      The following table shows the options exercised during the fiscal year ended May 31, 1997 by the five most highly compensated executive officers together with the number and value of exercisable/unexercised options at May 31, 1997:

AGGREGATED OPTIONS/SARS EXERCISED IN FISCAL 1997 AND MAY 31, 1997 OPTION/SAR VALUES

                                                                                                 VALUE OF
                                                                   NUMBER OF SECURITIES         UNEXERCISED
                                                                  UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                          OPTIONS               OPTIONS AT
                                 SHARES ACQUIRED                      AT MAY 31, 1997          MAY 31, 1997
NAME                               ON EXERCISE   VALUE REALIZED  EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
-----                            --------------  --------------  ------------------------  -------------------------
Richard Robinson.............             0                0                    0/0                         0/0
Barbara Marcus...............         7,000         $424,040          84,250/23,750                $1,309,140/0
Ruth Otte....................             0                0               0/50,000                         0/0
Jean Feiwel..................         2,500          157,425          11,938/15,812                         0/0
Kevin McEnery................        15,000          536,250          37,500/37,500                         0/0

EMPLOYEE BENEFIT PLANS
   RETIREMENT INCOME PLAN FOR EMPLOYEES OF SCHOLASTIC INC.
      The Retirement Income Plan for Employees of Scholastic Inc. (the "Retirement Plan") is a contributory defined benefit pension plan covering all domestic salaried and hourly employees of Scholastic who have attained age 21 and have completed one year of service. The Retirement Plan is administered by an employee committee (the "Administrative Committee"), consisting of six members of management of Scholastic, which is appointed by the Board of Directors. Each participant is required to contribute 3% of his or her basic annual compensation (excluding overtime pay, bonuses and other special compensation) in excess of $20,000. For periods after July 1, 1990, the benefit formula under the Retirement Plan provides for an annual benefit payable at retirement equal to, for each year of credited service, 11/2% of that portion of the participant's basic annual compensation up to $13,650, plus 2% of that portion of the participant's basic annual compensation in excess of $13,650. Participants in the Retirement Plan become fully vested in their accrued benefits upon the earlier of the completion of five years of service or attainment of age 65. Death benefits are payable to the surviving spouse of a vested participant unless waived by such spouse. Scholastic is required to make annual contributions to the Retirement Plan in such amounts as are actuarially required to fund the benefits of participants thereunder. At May 31, 1997, Richard Robinson, Barbara Marcus and Kevin McEnery had earned estimated annual benefits under the Retirement Plan, payable upon retirement at age 65, in the approximate amounts of $55,467, $36,655 and $7,168, respectively. Ruth Otte and Jean Feiwel have elected not to participate in the Retirement Plan. The aggregate amounts paid by the Company to the trustee of the Retirement Plan in respect of fiscal 1997, 1996 and 1995 were, respectively, $1,315,606, $230,360 and $2,894,884.

      The Retirement Plan does not provide for Social Security or other deductions from the monthly pension benefit payable thereunder.

   401(K) PLAN
      All domestic salaried and hourly employees of Scholastic aged 21 or over, with at least 500 hours of service, are eligible to participate in the 401(k) Plan. The 401(k) Plan is also administered by the Administrative Committee. A participant may elect, under Section 401(k) of the Code, to reduce his or her compensation and to have such amount contributed to the 401(k) Plan by Scholastic on a pre-tax basis up to the amount permitted by law ("Pre-tax Contributions") or as may be further restricted by the Administrative Committee. The 401(k) Plan permits Pre-tax Contributions by highly-compensated employees of 10% of compensation and permits Pre-tax Contributions by other employees of 15% of compensation. Currently, the Administrative Committee has limited Pre-tax Contributions of highly-compensated employees to 6% of compensation. A participant may also elect to make additional after-tax contributions which, when aggregated with such participant's Pre-tax Contributions, may not exceed 15% of his or her aggregate compensation ("After-tax Contributions"). Scholastic, in its sole discretion, may make matching contributions for the benefit of participants who elect to make Pre-tax Contributions, the amount of such matching contributions to be determined in advance of each plan year by the Board of Directors, not to exceed 6% of a participant's compensation. Scholastic, in its sole discretion, may also make discretionary contributions for the benefit of all participants regardless of whether they elected to make Pre-tax Contributions to the 401(k) Plan, the amount of such discretionary contributions to be determined by the Board of Directors. No discretionary contributions (other than matching contributions) were made by Scholastic to the 401(k) Plan in the fiscal year ended May 31, 1997. Amounts contributed to a participant's account are invested by the trustee in one or more investment funds chosen by the participant from the various investment funds recommended by the Administrative Committee and approved by the Fiduciary Committee. The 401(k) Plan was amended as of June 1, 1992 to provide that cash amounts contributed to the 401(k) Plan may also be invested in shares of Common Stock.

      A participant is fully vested at all times in the portion of his or her account attributable to Pre-tax and After-tax Contributions. That portion of his or her account attributable to matching and discretionary contributions made by Scholastic becomes vested at the rate of 20% for each year of service. A participant's vested account may be distributed in full upon termination of employment for any reason, including death, disability or retirement. During employment, but only once in any plan quarter, a participant may withdraw all or a portion of his or her account which is attributable to After-tax Contributions. In the event of financial hardship or upon the attainment of age 591/2, a participant may also withdraw during employment his or her vested account balance, provided that in the case of financial hardship the participant may only withdraw such amount as the Administrative Committee may determine is necessary to meet such financial hardship. A participant may also borrow up to 50% of his or her vested account balance for financial hardship, not to exceed the lesser of $50,000 or the portion of the participant's account attributable to Pre-tax Contributions, repayable with interest over a period not to exceed 5 years, except that in the event that the proceeds of such loan are used to acquire a primary residence such amount may be repayable over a period of up to 10 years. A participant may not otherwise withdraw any portion of his or her account during employment.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
      The Human Resources and Compensation Committee (hereinafter referred to as the "Compensation Committee") consists of five outside directors who review recommendations for compensation of corporate officers and recommend guiding principles and compensation programs to the Board of Directors.

      The Board of Directors and the Compensation Committee believe that the Company's success requires a highly motivated and professional staff. The compensation policies, therefore, are designed to attract and retain persons of ability, training and experience in the employ of the Company and its subsidiaries and affiliates. Prior to the Company's going public in February 1992, as a private company for the five years from 1987 to 1992, the Company provided significant incentives in the form of stock options to the officers of the private company. At August 6, 1997, officers of the Company held approximately 9.5% of the Company's stock, which provides motivation to improve the performance of the Company.

      The Company's executive compensation program combines base salary, annual bonus and the stock ownership program to attract, retain and motivate executives. Base salary increases are determined after review of both the individual performance of each executive and the consolidated financial performance of the Company. All base salary increases reflect market and cost-of-living increases. In addition, executive compensation is determined based on such factors as: the need for highly qualified professionals, specialized areas of expertise, retention of executives critical to Company growth and success and creation of a barrier of recruitment for industry competitors.

      The base salary for Mr. Robinson, Chief Executive Officer of the Company, for the fiscal year ended May 31, 1997 was $600,000. In addition to the factors previously cited for executive officers above, Mr. Robinson's compensation is determined based on the evaluation of his individual contribution to the growth of the Company. These factors include involvement in recruitment and retention of highly motivated executive and creative staff members; maintaining and enhancing Scholastic's reputation and products in the educational community; leadership and guidance in maintaining and developing educational products to expand Scholastic's market share, profitability and the market value of shareholders' equity; and the overall economic performance of the Company and its subsidiaries and affiliates.

      The annual bonus plan provides for the payment of bonuses in August based on individual and corporate performance for the prior fiscal year. Target bonus levels are established annually by the Compensation Committee with respect to Richard Robinson. In fiscal 1997, Mr. Robinson received options to purchase 5,328 shares of Common Stock in lieu of bonus.

      The  Company   experienced   a  0.1%  return  on  equity  for fiscal  1997
following returns on equity of 12.7% and 18.7% in the fiscal years 1996 and 1995, respectively.

      The 1992 Stock Option Plan and the 1995 Stock Option Plan provide for annual grants of non-qualified stock options and incentive stock options intended to enable executives and managers to participate in the long-term growth of the Company and motivate executives to improve total return to shareholders. The number of options granted to executive officers as a group during fiscal 1997 (excluding options issued in lieu of bonuses) was 215,500.



                                      Human Resources and Compensation Committee

                                                  John G. McDonald (Chairperson)
                                                               Ramon C. Cortines
                                                                  Alonzo A. Crim
                                                               Charles T. Harris
                                                                Andrew S. Hedden
                                                                  Mae C. Jemison

                                PERFORMANCE GRAPH

TOTAL RETURN
      The following graph compares the cumulative total stockholders return of an investment of $100 on May 31, 1992 in the Company's Common Stock, (ii) the NASDAQ Composite Index and (iii) the Company's peer group, for the five fiscal years ended May 31, 1993, 1994, 1995, 1996 and 1997. Scholastic's initial public offering occurred on February 24, 1992. The year-end values of each investment are based on the share price appreciation plus monthly reinvestment of dividends, if any. The Company's peer group consists of Harcourt General, Inc., Houghton Mifflin Co., McGraw Hill Inc., Golden Books Family Entertainment Inc. and Reader's Digest Association, Inc.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
         Scholastic Corporation, NASDAQ Composite Index, and Peer Group

[Chart below represents graph]


          Scholastic        Nasdaq   Peer Group
5/31/92       100             100         100
5/31/93    125.64          119.69      113.92
5/31/94    122.22          125.61      120.33
5/31/95    188.89          147.71      132.34
5/31/96    212.82          212.44      151.36
5/31/97    101.71          239.24      154.41

              ADOPTION OF 1997 OUTSIDE DIRECTORS' STOCK OPTION PLAN

         On August 20, 1997, the Board of Directors of the Company adopted the 1997 Outside Directors' Stock Option Plan (the "1997 Directors' Plan"), subject to the approval thereof by the holders of the Class A Stock. The 1997 Directors' Plan provides for the automatic grant of options to purchase shares of the Company's Common Stock to non-employee directors of the Company.

BACKGROUND
         The Company currently has in effect the Outside Directors' Stock Option Plan, providing for one-time grants of non-qualified options to purchase 3,000 shares of the Company's Common Stock when a director, who is neither an employee nor a consultant of the Company, joins the Board, provided such director does not own any shares of the Company's Common Stock on his or her date of election, and the Non-Employee Director Stock-For-Retainer Plan, providing for annual awards of Common Stock to each such director in the first month of each year equal in value to $10,000. As of May 31, 1997, no shares and 15,952 shares, respectively, were available for issuance under the foregoing plans. Subject to the approval of the 1997 Directors' Plan by the holders of the Class A Stock, it is intended that no further options or awards will be granted under the foregoing plans.

DESCRIPTION OF 1997 DIRECTORS PLAN
         The purpose of the 1997 Directors' Plan is to attract and retain the services of experienced and knowledgeable Outside Directors by enabling them to participate in the success and growth of the Company through periodic grants of non-qualified stock options.

         Under the terms of the 1997 Directors' Plan, each Outside Director will automatically be granted, on January 7 of each year (or, if not a business day, the next succeeding business day), a non-qualified stock option to purchase 3,000 shares of the Company's Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock, determined as the average of the high and low selling prices per share of Common Stock as reported by the Automated Quotation System of the National Association of Securities Dealers, Inc., on such date. The average of such high and low selling prices per share of Common Stock on August 22, 1997 was $32.88. Under the 1997 Directors' Plan, 180,000 shares of Common Stock have been reserved for issuance upon the exercise of options to be granted to Outside Directors thereunder. Currently there are twelve directors eligible to participate in the 1997 Directors' Plan. Accordingly, the current Outside Directors as a group, assuming all of such Outside Directors participate in the 1997 Directors' Plan, would receive annual automatic grants of options to purchase an aggregate of 36,000 shares under the 1997 Directors' Plan.

         Except as described below, each option granted to an Outside Director under the 1997 Directors' Plan will expire on the tenth anniversary of the date of grant and may not be exercised during the twelve-month period immediately following the date of grant. In the event an Outside Director ceases to be a director other than on account of death or disability, such option may be exercised within six months thereafter, but only to the extent it was exercisable at the date he or she ceased to be a director. For this purpose, an Outside Director who ceases to be a director but is designated a Director Emeritus will be deemed to continue his or her status as a director during the period that such Director Emeritus status is held. In the event an Outside Director ceases to be a director by reason of disability, such option may be exercised within twelve months thereafter, regardless of whether or not the initial twelve-month vesting period had been met at the date he or she ceased to be a director. In the event an Outside Director dies while serving as a director or within three months after cessation of such service as a director (twelve months if such cessation of service was caused by disability), such option may be exercised within twelve months thereafter to the extent it was otherwise exercisable at the date of death, except that, in the case of the death of an Outside Director while serving as a director, the option will be exercisable regardless of whether or not the initial twelve-month vesting period had been met at the date of death. Notwithstanding the foregoing, in no event will an option be exercisable within six months of its date of grant or after its original ten-year expiration date.

         Options granted under the 1997 Directors' Plan may be exercised at any time and from time to time during the period that they are exercisable and may not be transferred by the Outside Director other than by will or the laws of descent and distribution. An option granted under the 1997 Directors' Plan may be exercised by paying the exercise price in cash or Common Stock of the Company or any combination of cash and Common Stock having a value equal to the exercise price.

         In the event that changes in the capitalization of the Company occur as a result of certain events, such as a stock dividend, stock split, combination of shares, recapitalization, merger or similar corporate event, appropriate adjustments will be made in the number and/or kind of shares received for issuance under the 1997 Directors' Plan, as well as the number and/or kind of shares which are subject to purchase under outstanding options and in the option exercise prices applicable to such options.

         The 1997 Directors' Plan is administered by the Board of Directors. The administration of the 1997 Directors' Plan includes the authority to adopt and revise administrative rules, guidelines and practices governing the plan, to interpret the terms thereof and of any option granted thereunder and to settle any claims or disputes arising thereunder. Since the grant of options and the terms thereof are non-discretionary under the 1997 Directors' Plan, the Board of Directors will have no discretion as to the selection of individuals to receive options, the number of shares to be covered by any option or the pricing or timing thereof.

         The Board of Directors may amend or terminate the 1997 Directors' Plan at any time, provided that (a) unless otherwise required by law, no amendment may be made which would impair the rights of an Outside Director under outstanding options without such individual's consent and (b) no amendment may become effective without stockholder approval if such approval would then be required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the applicable rules of any national securities exchange or NASDAQ. The 1997 Directors' Plan will terminate on August 19, 2007, after which date no further awards may be made thereunder.

FEDERAL INCOME TAX CONSEQUENCES
         Counsel has provided the Company with the following summary of the Federal income tax consequences under the Code with respect to non-qualified stock options to be granted under the 1997 Directors' Plan:

         No taxable income is realized by an Outside Director upon the grant of a non-qualified option and no deduction is available to the Company at such time. On exercise, the excess of the fair market value of the shares at the time of exercise over the option exercise price of such shares would be treated as taxable compensation income to the Outside Director. Any amounts so treated as compensation would be taxable to the Outside Director at ordinary income tax rates in the year of exercise and generally would be an allowable income tax deduction to the Company. The Outside Director's tax basis for shares acquired upon exercise of a non-qualified option would be equal to the fair market value of the shares on the date of exercise. Upon disposition of the shares, any gain or loss realized will be treated as either short-term or long-term capital gain or loss, as the case may be, depending on the length of time the shares have been held.

NEW PLAN BENEFITS
         The following table sets forth the annual benefits to be received by the current Outside Directors as a group under the 1997 Directors' Plan.

                                               1997 Directors' Plan
                                               --------------------
                                                 Number of Shares
                                                 Underlying Annual
              Group                                Option Grants
              -----                                -------------
  Non-Executive Director Group                        36,000
          (12 persons)

         The 1997 Directors' Plan is printed in its entirety as Appendix A beginning on page A-1.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 1997 DIRECTORS' PLAN. ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN. WHEN NO SPECIFIC INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR THE APPROVAL OF THE 1997 DIRECTORS' PLAN.

                              ELECTION OF AUDITORS

      Action is to be taken at the Meeting with respect to the election of auditors to audit the financial statements of Scholastic for the fiscal year ending May 31, 1998. The Audit Committee has recommended the election of Ernst & Young as independent auditors and, unless otherwise directed, proxies for the Class A Stock will be voted in favor of the election of Ernst & Young. Representatives of Ernst & Young will be available at the Meeting to respond to questions and to make a statement if they so desire. If the holders of Class A Stock do not elect Ernst & Young, the selection of independent auditors will be reconsidered by the Audit Committee.

      During  the  fiscal  year  ended  May 31,  1997,  Ernst & Young  served as
Scholastic's independent auditors. It is the belief of Scholastic's Audit Committee that the financial relationship between Scholastic and its independent auditors should be fully disclosed to the stockholders. The fees and expenses for audit services provided by Ernst & Young to Scholastic and its foreign subsidiaries with respect to the fiscal year ended May 31, 1997 were $620,635. This fee includes certain non-audit services provided by Ernst & Young to Scholastic for which they were paid $191,651 (30.9% of total fees and expenses), which were related primarily to tax and financial accounting advice on various proposed transactions and to general accounting assistance.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY. ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN. WHEN NO SPECIFIC INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR THE APPROVAL OF ERNST & YOUNG AS INDEPENDENT AUDITORS FOR THE COMPANY.


                                  OTHER MATTERS

      The Board of Directors is not aware of any matters to be presented for action at the Meeting other than the matters mentioned above, and the Board does not intend to bring any other matters before the Meeting. However, if any other matters should properly come before the Meeting for stockholder action, it is intended that the holders of the proxies will vote thereon at their discretion.


                             STOCKHOLDERS PROPOSALS

      Proposals of stockholders for inclusion in the Proxy Statement to be issued in connection with the Annual Meeting of Stockholders of Scholastic to be held in September 1998 must be received by the President of Scholastic by April 28, 1998.


                            EXPENSES OF SOLICITATION

      The cost of soliciting proxies for the Meeting will be borne by Scholastic. Solicitation of proxies may be made through personal calls upon, or telephone or facsimile communications with, stockholders or their representatives by officers and other employees of Scholastic who will receive no additional compensation therefor.




                        By Order of the Board of Directors



                        CHARLES B. DEULL
                        SENIOR VICE PRESIDENT AND SECRETARY

August 26, 1997

                                                                      APPENDIX A


        SCHOLASTIC CORPORATION 1997 OUTSIDE DIRECTORS' STOCK OPTION PLAN


1. NAME AND GENERAL PURPOSE

      The name of this plan is the Scholastic Corporation 1997 Outside Directors' Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the services, for the benefit of Scholastic Corporation, a Delaware corporation (the "Company"), of experienced and knowledgeable directors who are not employees of the Company ("Outside Directors") and to provide an additional incentive for such Outside Directors through continuing ownership of the common stock, par value $.01 per share, of the Company (the "Common Stock").


2. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS

      Subject to the provisions of Section 13 hereof, each individual (other than any director electing not to participate hereunder) who is, as of each January 7 (or, if such date is not a business day, as of the next succeeding business day) occurring after the effective date of the Plan, an incumbent Outside Director, excluding Directors Emereti, shall automatically be granted, as of each such January 7 (or, if applicable, the next succeeding business day), an option to purchase 3,000 shares of Common Stock at a price per share equal to 100% of the Fair Market Value of the Common Stock on such date.

      For purposes of this Section 2, "Fair Market Value" shall mean the average of the high and low selling prices of the Common Stock on the date on which the Common Stock is to be valued hereunder, or, if none, on the last preceding date prior to such date on which such prices were quoted, as reported by the Automated Quotation System of the National Association of Securities Dealers, Inc. ("NASDAQ"). All options granted under the Plan shall be non-qualified stock options.


3. EXERCISE OF OPTIONS

      Subject  to  the  provisions  of  Section 5   hereof,  an  option  granted
hereunder may not be exercised within twelve(12) months after the date of grant.

      Except as provided in Section 5 below, an option may be exercised, in whole or in part at any time and from time to time during the period beginning with the expiration of twelve months following the date of grant and ending on the option expiration date, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the option price, either in cash or by certified check or bank check or in shares of Common Stock of the Company (valued at Fair Market Value on the date of exercise), actually or by attestation, or in any combination thereof. The option price may also be paid by delivery of an irrevocable notice of exercise to the Company and a broker-dealer acceptable to the Company under such circumstances as the Board of Directors shall authorize.

      No shares of Common Stock shall be issued until full payment therefor has been made. An Outside Director will have no rights as a shareholder of the Company with respect to any shares of Common Stock subject to an option until such time as the Outside Director has properly exercised his or her option, paid in full for the shares subject to such option and executed any representations required by the Company.


4. EXPIRATION OF OPTIONS

      Each option granted hereunder shall expire on the tenth anniversary of the date on which it was granted, if not sooner terminated as provided herein.


5. TERMINATION OF SERVICES OF OUTSIDE DIRECTORS

      (a) In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve as a Director on the Board of Directors of the Company, otherwise than by reason of death or disability, such option may be exercised (to the extent that the Outside Director was entitled to do so at the time of such cessation of service) at any time and from time to time within six (6) months after such cessation of service, but not thereafter, and in no event after the date on which, except for such cessation of service, the option would otherwise expire; provided, however, that, in the event an

Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors but shall have been designated as a Director Emeritus, his or her option shall continue to be exercisable as though such Director Emeritus continued to serve as an Outside Director until six (6) months after termination of his or her Director Emeritus status or expiration of the option, whichever occurs first.

      (b) In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board of Directors by reason of disability (as determined by the Board of Directors on the basis of all the facts and circumstances), such option may be exercised, in full or in part, by the Outside Director or his or her legally appointed representative (notwithstanding that the option may not yet otherwise have become exercisable with respect to all or part of such shares as of the date of disability) at any time and from time to time within twelve (12) months after such cessation of service, but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

      (c) If an Outside Director to whom an option has been granted under the Plan dies (i) while he or she is serving on the Board of Directors, (ii) within three (3) months after cessation of service on the Board of Directors other than by reason of disability, or (iii) within twelve (12) months after cessation of service on the Board of Directors by reason of disability, such option may be exercised:

           1) in the case of death while serving on the Board of Directors, as to all or any part of the remaining unexercised portion of the option, notwithstanding that the option may not yet otherwise have become exercisable with respect to all or part of such shares as of the date of death; and

           2) in the case of death after cessation of service on the Board of Directors or death after termination of such service by reason of disability, to the extent that the Outside Director was entitled to do so at the date of his or her death, giving effect to the provisions of subsections (a) and (b) above of this Section 5;

in each case by the person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Outside Director, at any time and from time to time within twelve (12) months after the date of death of the Outside Director, but in no event after the date on which the option would otherwise expire under Section 4 of the Plan.

      (d) Notwithstanding the provisions of subsections (b) and (c) above of this Section 5, in no event shall any option granted under the Plan be exercisable within six (6) months of the date of grant.


6. TRANSFERABILITY

      No option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution.


7. SHARES RESERVED

      The aggregate number of shares reserved for issuance pursuant to the Plan shall be 180,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 8.

      Such number of shares may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose, or out of issued shares of Common Stock acquired for and held in the treasury of the Company.

      Shares subject to, but not sold or issued under, any option terminating, expiring or cancelled for any reason prior to its exercise in full will again be available for options thereafter granted during the balance of the term of the Plan.


8. ADJUSTMENTS DUE TO STOCK SPLITS, MERGERS, CONSOLIDATIONS, ETC.

      If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares, or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, (i) the number of shares which are reserved under the Plan shall be automatically adjusted, and (ii) the number of shares which, at such time, are subject to outstanding options shall be adjusted in the same proportion (with appropriate adjustments in the option price); provided, however, that the Company shall not be obligated to issue fractional shares.

      In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, equitable substitution or adjustment shall be made in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, including pursuant to outstanding options granted under the Plan.


9. WITHHOLDING OR DEDUCTION OF TAXES

      If, at any time, the Company is required under applicable laws or regulations to withhold, or to make any deduction for, any taxes or take any other action in connection with the exercise of any option hereunder, the Company shall have the right to deduct from all amounts payable in cash any taxes required by law to be withheld therefrom, and, in the case of payments in the form of Common Stock, the Outside Director to whom such payments are to be made shall be required to pay to the Company the amount of any taxes required to be withheld, or, in lieu thereof, the Company shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld.


10. ADMINISTRATION

      The Plan shall be administered by the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have the discretionary authority to :

      (a) adopt, revise and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

      (b) interpret the terms of the Plan and any option issued under the Plan (and any agreements relating thereto), and otherwise settle all claims and disputes arising under the Plan;

      (c) delegate responsibility and authority for the operation and administration of the Plan, including to a committee of the Board of Directors, and appoint employees and officers of the Company and its affiliates to act on its behalf and employ persons to assist in fulfilling its responsibilities under the Plan; and

      (d) otherwise supervise the administration of the Plan;

provided, however, that the Board of Directors shall have no discretion with respect to the selection of individuals eligible to receive options hereunder, the number of shares of Common Stock covered by any such option or the price or timing of any option granted hereunder (all of which determinations are automatic under the terms of the Plan).

      The entire expense of administering the Plan shall be borne by the Company.


11. COMPLIANCE WITH APPLICABLE LAW

      Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable federal and state laws pertaining to the issuance of securities or the provisions of any national securities exchange or NASDAQ, and the Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any such violation.


12. AMENDMENT AND TERMINATION

      The Board of Directors may amend or discontinue the Plan at any time and from time to time; provided, however, that (a) unless otherwise required by law, no amendment, alteration or discontinuation shall be made which would impair the rights of an Outside Director with respect to any option which has been granted under the Plan without such individual's consent and (b) no amendment shall be effective without approval of stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the applicable rules of any national securities exchange or NASDAQ.

13. EFFECTIVE DATE

      The effective date of this Plan is August 20, 1997, the date on which it was adopted by the Board of Directors; provided, however, that this Plan is subject to approval by the holders of Class A Stock. The Plan shall terminate on August 19, 2007.


14. GOVERNING LAW

      The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                             SCHOLASTIC CORPORATION

          Proxy for Annual Meeting of Stockholders, September 16, 1997

  (The Solicitation of This Proxy is Made on Behalf of the Board of Directors)

   The undersigned hereby appoints RICHARD ROBINSON, RICHARD A. KRINSLEY and ANDREW S. HEDDEN, or a majority of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Scholastic Corporation to be held at 555 Broadway, New York, New York, on Tuesday, September 16, 1997, at 9:00 A.M. local time, and at any adjournment thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present.

                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE

                   PLEASE DATE, SIGN AND MAIL THIS PROXY TODAY

                                   Please mark
                                  your votes as
                                  indicated in       /x/
                                  this example

In the absence of specific directions noted below, it is understood that the undersigned's shares of Common Stock will be voted in favor of proposal No. 1. Receipt of a copy of the 1997 Annual Report, Notice of Annual Meeting of Stockholders, and Proxy Statement dated August 26, 1997 is hereby acknowledged.

Item 1--Proposal to elect Ramon C. Cortines, Alonzo A. Crim and John G. McDonald as directors.

//   FOR      //  WITHHOLD

Item 2--Proposal for the appointees of the undersigned to act, in their discretion, upon such matters as may properly come before the meeting and as may properly be voted upon by the holders of Common Stock.

If you wish to vote for the election of directors and withhold authority to vote for any of the individual nominees, enter the name(s) of such nominee(s) below.

Signature(s)------------------------------------------------ Date---------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                             SCHOLASTIC CORPORATION
               Scholastic Inc. 401(k) Savings and Retirement Plan

                                    IMPORTANT

                           Please Complete and Return
         (This Solicitation is Made on Behalf of the Board of Directors)

   The enclosed Notice of the 1997 Annual Meeting and Proxy Statement and the 1997 Annual Report are being provided to you as a participant in the Scholastic Inc. 401(k) Savings and Retirement Plan. Participants who had funds invested in the Scholastic Corporation Common Stock fund on August 6, 1997, the record date for the 1997 Annual Meeting, may instruct the plan Trustee how to vote all full and fractional shares attributable to their account by completing the reverse side of this card and returning it by September 9, 1997.

Scholastic Corporation urges you to complete, date, sign, and return this confidential voting instruction card TODAY.

                                   Please mark
                                  your votes as
                                  indicated in       /x/
                                  this example

In the absence of specific directions noted below, it is understood that the undersigned's shares of Common Stock will be voted in favor of proposal No. 1. Receipt of a copy of the 1997 Annual Report, Notice of Annual Meeting of Stockholders, and Proxy Statement dated August 26, 1997 is hereby acknowledged.

Item 1--Proposal to elect Ramon C. Cortines, Alonzo A. Crim and John G. McDonald as directors.

// FOR      // WITHHOLD

Item 2--Proposal for the appointees of the undersigned to act, in their discretion, upon such matters as may properly come before the meeting and as may properly be voted upon by the holders of Common Stock.

If you wish to vote for the election of directors and withhold authority to vote for any of the individual nominees, enter the name(s) of such nominee(s) below.



Signature(s)------------------------------------------------- Date -------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.